UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 20, 2014

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2000	33-0732627

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (A California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 7.01  Regulation FD Disclosure

Under rules of the California Public Utilities Commission (“CPUC”), prior to signing any settlement, settling parties must provide notice and convene at least one conference for the purpose of providing all parties with the opportunity to discuss settlements in the proceeding.  Pursuant to these rules, on March 20, 2014, San Diego Gas & Electric Company (“SDG&E”),  Southern California Edison Company (“SoCalEdison”), The Utility Reform Network, and the CPUC Office of Ratepayer Advocates (“ORA”) (together, the “Parties”) jointly gave seven days advance written notice (the “Notice”) to all parties in the San Onofre Order Instituting Investigation (“OII”) of a conference to discuss terms to resolve the CPUC’s OII proceedings (I. 12-10-013 and related proceedings) regarding the outages and subsequent permanent shutdown of the San Onofre Nuclear Generating Station Units 2 and 3 (“San Onofre Units 2 and 3”). At the same time, the Parties sent a letter to the Administrative Law Judges presiding over the OII requesting a stay of proceedings pending the outcome of the settlement conference.  Any such settlement conference is confidential and limited to the parties in the proceeding and their representatives.

None of the Parties is required to sign any settlement agreement and may not do so prior to the settlement conference.  If a settlement agreement is signed following the conference, then under the CPUC’s rules it will remain subject to CPUC approval and may not be effectuated without such approval.  Such approval is subject to the discretion of the CPUC. Under CPUC rules, if a motion for settlement is filed, then the settlement will be subject to a period for comments from other parties to the proceeding.  If material factual issues are contested, or if the CPUC otherwise chose to do so, there would be an evidentiary hearing on the merits of any settlement proposal prior to a final CPUC decision, and final decisions of the CPUC may be subject to appeal.  There is no assurance that a settlement agreement will be signed, or if it is signed that it will be approved by the CPUC.  Furthermore, even if a settlement agreement is signed, SDG&E cannot predict when the CPUC will reach a decision about its approval or disapproval.

The Notice is related to settlement discussions that have been held directly among the Parties.  Under the CPUC’s rules, the terms discussed by the Parties are confidential and may not be disclosed outside the negotiations without the consent of all Parties participating in the negotiations.  Consequently, except for discussions at the confidential settlement conference, the settlement terms discussed by the Parties will be maintained as confidential unless the Parties mutually agree to publicly release the terms or unless and until a formal settlement agreement has been signed, as to which no assurance can be given.

As disclosed in Note 13 of the Notes to Consolidated Financial Statements in the combined 2013 Annual Report of SDG&E, Sempra Energy and Southern California Gas Company (“Annual Report”), SDG&E reported a pretax loss of $200 million to reflect its assessment of the SONGS OII proceeding related to the early closure of the facility. SDG&E believes the financial impact of such settlement, if approved, will not be materially different from the $200 million pretax loss recorded in 2013.

The Notice and the letter to the Administrative Law Judges are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

We make statements in this report that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily based upon assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. These forward-looking statements represent our estimates and assumptions only as of the filing date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

In this report, when we use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “intends,” “depends,” “should,” “could,” “would,” “will,” “may,” “potential,” “target,” “pursue,” “goals,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include

▪

local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments;

▪

actions and the timing of actions, including issuances of permits to construct and licenses for operation, by the California Public Utilities Commission, California State Legislature, U.S. Department of Energy, Federal Energy Regulatory Commission, Nuclear Regulatory Commission, Atomic Safety and Licensing Board, California Energy Commission, California Air Resources Board, and other regulatory, governmental and environmental bodies in the United States and other countries in which we operate;

▪

capital markets conditions, including the availability of credit and the liquidity of our investments;

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the timing and success of business development efforts and construction, maintenance and capital projects, including risks in obtaining permits, licenses, certificates and other authorizations on a timely basis and risks in obtaining adequate and competitive financing for such projects;

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inflation, interest and exchange rates;

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the impact of benchmark interest rates, generally Moody’s A-rated utility bond yields, on our California Utilities’ cost of capital;

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energy markets, including the timing and extent of changes and volatility in commodity prices;

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the availability of electric power, natural gas and liquefied natural gas, including disruptions caused by failures in the North American transmission grid, pipeline explosions and equipment failures and the decommissioning of San Onofre Nuclear Generating Station;

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weather conditions, natural disasters, catastrophic accidents, and conservation efforts;

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risks inherent with nuclear power facilities and radioactive materials storage, including the catastrophic release of such materials, the disallowance of the recovery of the investment in, or operating costs of, the nuclear facility due to an extended outage and facility closure, and increased regulatory oversight;

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risks posed by decisions and actions of third parties who control the operations of investments in which we do not have a controlling interest;

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wars, terrorist attacks and cybersecurity threats;

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business, regulatory, environmental and legal decisions and requirements;

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expropriation of assets by foreign governments and title and other property disputes;

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the impact on reliability of SDG&E’s electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources;

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the impact on competitive customer rates of the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through our electric transmission and distribution system;

▪

the inability or determination not to enter into long-term supply and sales agreements or long-term firm capacity agreements;

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the resolution of litigation; and

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other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We caution you not to rely unduly on any forward-looking statements. You should review and consider carefully the risks, uncertainties and other factors that affect our business as described in this report and other reports that we file with the Securities and Exchange Commission.

(d)

Exhibits

99.1  Notice pursuant to Rule 12.1(b) of the CPUC’s Rules of Practice and Procedure

99.2  Letter dated March 20, 2014 to Administrative Law Judges requesting stay of proceedings.

Limitation on Incorporation by Reference

The information furnished in Item 7.01 and the Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the information in Item 7.01 or the Exhibits by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: March 20, 2014	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer

SAN DIEGO GAS & ELECTRIC COMPANY
(Registrant)

Date: March 20, 2014	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer